LETTER OF TRANSMITTAL

                         To Be Used To Tender Shares Of

                              Avalon Capital, Inc.

                        Pursuant to the Offer to Purchase
                             Dated February 4, 1999
                              ---------------------

            THE DEADLINE FOR SUBMITTING (OR WITHDRAWING) A TENDER OF
              SHARES FOR REPURCHASE IS 4:00 P.M. (EASTERN TIME) ON
                               FEBRUARY 26, 1999.
                              ---------------------

            PLEASE COMPLETE AND SUBMIT THIS LETTER OF TRANSMITTAL TO:

                          American Data Services, Inc.
                           Hauppauge Corporate Center
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                               Fax (516) 951-0573

         DELIVERY TO ANOTHER ADDRESS DOES NOT CONSTITUTE VALID DELIVERY.

IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU MUST CONTACT THAT BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE IF YOU DESIRE TO TENDER YOUR SHARES.


The Letter of Transmittal is to be completed by shareholders only if Shares are being tendered herewith or if Shares are being tendered by book-entry transfer to the account maintained by American Stock Transfer & Trust Company, the Company's transfer agent (the "Depositary"), at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") and the Philadelphia Depository Trust Company ("PDTC") (collectively referred to herein as the "Book-Entry Transfer Facilities", or individually as a "Book-Entry Transfer Facility"). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to American Data Services, Inc. See Instruction 2.

Capitalized terms used in this Letter of Transmittal are defined in the Offer to Purchase.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY




           THIS FORM AND ANY NECESSARY DOCUMENTATION MUST BE RECEIVED
         BY AMERICAN DATA SERVICES, INC. AT THE ABOVE ADDRESS, IN GOOD
                   ORDER, BY 4:00 P.M. ON FEBRUARY 26, 1999.

To Whom it May Concern:

         The undersigned hereby tenders to Avalon Capital, Inc., a closed-end investment company organized as a Maryland corporation (the "Company"), the Shares described below of its common stock, $0.001 par value per share, at a price equal to the net asset value per share ("NAV") calculated on February 26, 1999, in cash upon the terms and conditions set forth in the Offer to Purchase dated February 4, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

         The undersigned hereby sells to the Company all Shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary as attorney in fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to present such Shares and any share certificates for cancellation of such Shares on the Company's books. The undersigned hereby warrants that the undersigned has full authority to sell the Shares tendered hereby and that the Company will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

--------------------------------------------------------------------------------
        DESCRIPTION OF SHARES TENDERED FOR REDEMPTION AT NET ASSET VALUE
                           (SEE INSTRUCTIONS 3 AND 4)

--------------------------------------------------------------------------------
CHECK ONE:
      [x] PARTIAL TENDER -- ONLY THE NUMBER OF SHARES OR DOLLARS
          REFLECTED BELOW ARE TO BE TENDERED.
      [x] COMPLETE TENDER -- ALL SHARES (CERTIFICATED AND UNCERTIFICATED)
          ARE TO BE TENDERED.

------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     CERTIFICATE(S)
(PLEASE FILL IN EXACTLY THE NAME(S) IN WHICH        (ATTACH ADDITIONAL SCHEDULE
SHARES ARE REGISTERED)TENDERED                      IF NECESSARY)

--------------------------------------------------------------------------------

                               CERTIFICATE        NO. OF        NO. OF SHARES
                                 NO.(S)*          SHARES         TENDERED**

                              --------------- ---------------- ----------------

                              --------------- ---------------- ----------------

                              --------------- ---------------- ----------------

                              --------------- ---------------- ----------------

--------------------------------------------------------------------------------
ACCOUNT NO.
                                    TOTAL SHARES TENDERED __________ OR ALL [  ]


--------------------------------------------------------------------------------
DAYTIME TELEPHONE NUMBER (     )                       OR TOTAL DOLLARS
                         ------------------------      TENDERED $_______________


*   NEED NOT BE COMPLETED BY SHAREHOLDERS WHOSE SHARES ARE NOT
    EVIDENCED BY CERTIFICATES.

** TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS, WHETHER OR NOT YOUR SHARES ARE EVIDENCED BY CERTIFICATES. IF YOU DESIRE TO TENDER FEWER THAN ALL SHARES HELD IN YOUR ACCOUNT OR EVIDENCED BY A CERTIFICATE LISTED ABOVE, PLEASE INDICATED IN THIS COLUMN THE NUMBER YOU WISH TO TENDER. OTHERWISE ALL SHARES EVIDENCED BY SUCH CERTIFICATE OR HELD IN YOUR ACCOUNT WILL BE DEEMED TO HAVE BEEN TENDERED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

--------------------------------------------------------------------------------


      ( CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER)

      NAME OF TENDERING INSTITUTION ............................................

      DTC ACCOUNT NUMBER .......................................................

      TRANSACTION CODE NUMBER ..................................................

--------------------------------------------------------------------------------

           THE CHECK FOR THE PURCHASE PRICE FOR THE TENDERED SHARES SHOULD BE ISSUED TO THE ORDER OF THE UNDERSIGNED AND MAILED TO THE ADDRESS INDICATED ABOVE UNLESS OTHERWISE INDICATED UNDER THE SPECIAL PAYMENT INSTRUCTIONS OR SPECIAL DELIVERY INSTRUCTIONS BELOW.


-------------------------------------------------------

      SPECIAL PAYMENT OR DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 4, 5, 6 AND 7)

      TO BE COMPLETED ONLY IF CERTIFICATES FOR
UNPURCHASED SHARES AND/OR ANY CHECK OR FEDERAL FUNDS
WIRE* ARE TO BE ISSUED IN THE NAME OF OR SENT TO
SOMEONE OTHER THAN THE UNDERSIGNED.



ISSUE: [x]  CHECK OR  [GRAPHIC
OMITTED]  FEDERAL FUNDS WIRE* TO:



NAME(S) ...........................................
                   (PLEASE PRINT)


ADDRESS............................................



 ...................................................
                 (INCLUDE ZIP CODE)


 ...................................................
              SIGNATURE(S) OF PAYEE(S)



 ...................................................



ACCOUNT # (IF APPLICABLE) .........................



ABA # (IF APPLICABLE) .............................



 ...................................................
  (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


* PROCEEDS MUST EXCEED $5,000 IN ORDER TO BE WIRED TO
YOUR BANK.

-------------------------------------------------------




-----------------------------------------------------


                 MAIN SIGNATURE FORM
                      SIGN HERE

             (SEE INSTRUCTIONS 1 AND 5)

 ...................................................


 ...................................................
 (SIGNATURE(S) OF OWNER(S) EXACTLY AS REGISTERED)




DATE ......................., 1999



NAME(S) ...........................................



 ...................................................
                   (PLEASE PRINT)


TELEPHONE NUMBER (    )



SIGNATURE(S)
GUARANTEED* .......................................





*  MUST  BE  OBTAINED  FROM  AN  ELIGIBLE  GUARANTOR
INSTITUTION SUCH AS A BANK, BROKER,  DEALER,  CREDIT
UNION   OR   SAVINGS   ASSOCIATION   AUTHORIZED   TO
GUARANTEE SIGNATURES.  SEE INSTRUCTION 1.

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF YOU DESIRE TO EFFECT THE TENDER OFFER TRANSACTION YOURSELF AND DO NOT INTEND TO REQUEST YOUR BROKER, DEALER OR OTHER SELLING GROUP MEMBER TO EFFECT THE TRANSACTION FOR YOU.

         1. GUARANTEE OF SIGNATURES. If the Letter of Transmittal is signed by the registered holder of the shares, the payment of the tender offer proceeds are to be sent to the registered owner of the shares and to the address shown in the share registration and that address has not changed within the previous six months and the tender offer proceeds will be less than $50,000, no signature guarantee is required. In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible signature guarantor such as a bank, broker, dealer, credit union or savings association authorized to guarantee signatures.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES OR BOOK-ENTRY CONFIRMATIONS. Shareholders should mail or deliver shares or confirmation of any book-entry transfer of shares into the depositary's account with a book-entry transfer facility to the depositary at the appropriate address set forth herein pursuant to the procedure set forth in section 2 of the offer, together with a properly completed and duly executed letter of transmittal and any other documents required by this letter of transmittal. Shares or such confirmation must be received by the depositary on or prior to the expiration date.

         THE METHOD OF DELIVERY OF SHARES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IT IS RECOMMENDED THAT SHARES DELIVERED BY MAIL BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IN SUFFICIENT TIME TO PERMIT RECEIPT BY THE DEPOSITARY ON OR PRIOR TO FEBRUARY 26, 1999. FOR ASSISTANCE REGARDING METHOD OF DELIVERY OF SHARES, CALL AMERICAN DATA SERVICES, INC. AT (516) 951-0500 X 103.

         3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and number of shares should be listed on a separate signed schedule attached hereto.

         4. PARTIAL TENDERS. If fewer than all of the shares evidenced by any certificate submitted are to be tendered, fill in the number of shares which are to be tendered in the column entitled "No. of Shares Tendered." A new certificate for the remainder of the shares evidenced by your old certificate(s) will be sent to you, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable under the Expiration Date of the offer. All shares represented by certificates listed are deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, AUTHORIZATIONS AND
ENDORSEMENTS.

         (a) If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature(s) must correspond with the name(s) in which the Shares are registered.

         (b) If the Shares are held of record by two or more joint holders, all such holders must sign this letter of transmittal.

         (c) If any tendered shares are registered in different names it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

         (d) When this Letters of Transmittal is signed by the registered holder(s) of the Shares listed and, if applicable, of the certificates transmitted hereby, no endorsements of certificates or separate authorizations are required. If, however, the unpurchased Shares are to be registered in the name of any person other than the registered holder(s) or any certificates for unpurchased shares are to be issued to a person other than the registered holder(s), then the letter of transmittal and, if applicable, the certificates transmitted hereby must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as the name(s) in which the shares are registered.

         (e) If this letter of transmittal or any certificates or authorizations are signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and must submit proper evidence satisfactory to the company of their authority so to act.

         6. TRANSFER TAXES. The company will pay all the taxes, if any, payable on the transfer to it of Shares, purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the offer) if unpurchased Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this letter of transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for unpurchased shares and/or checks are to be issued in the name of a person other than the signer of this Letters of Transmittal or if such certificates and/or checks are to be sent to someone other than the signer of this Letters of Transmittal, the appropriate boxes on this letter of transmittal should be completed.

         8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the company, whose determination shall be final and binding. The company reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of the company's counsel, be unlawful. The company also reserves the absolute right to waive any of the conditions of the offer or any defect in any tender with respect to any particular shares or any particular shareholder, and the Company's interpretations of the terms and conditions of the offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. Neither the Company, hutner capital, American Data Services, inc., Nor any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

         9. IMPORTANT TAX INFORMATION. Under federal income tax law, a shareholder whose tendered shares are accepted for payment must provide american data services, inc. (As payer) with a correct taxpayer identification number, which is accomplished by completing and signing the Substitute Form W-9 on the front of this letter.

         10. ADDITIONAL COPIES. Additional copies of the offer to purchase and this Letters of Transmittal may be obtained from American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, or by telephoning (516) 951-0500 x 103.


                                      -2-